Exhibit 10.6

                Amendment to Loan Agreement dated August 15, 2004

     WHEREAS, AMERICAN METAL TECHNOLOGY GROUP, a corporation incorporated under laws of the state of Nevada (herein after referred to as "AMTG") with address at 600 Wilshire Blvd Suite 1253, Los Angeles, CA 90017., entered into a loan agreement (the "Agreement") on August 15, 2004 for the borrowing of $600,000 long term no interest baring loan from with Beijing Sande Technology (Holding) Co., Ltd., a company incorporated under the laws of the People's Republic of China (hereinafter referred to as "BST").

     WHEREAS, the loan period in the Agreement ends on December 31, 2005.

     WHEREAS, AMTG wishes to extend the time of the closing of the Agreement in order to carry out its plan on constructions of its new factory.

     WHEREAS, the parties have mutually agreed to amend and modify the agreement;

     NOW, THEREFORE, the parties, for mutually accepted and agreed upon consideration, hereby amend and modify the Agreement as follows:

1.   Section 3 of the Agreement shall now read as follows:

     3. LOAN PERIOD: The Loan shall be interest free and payable to an account designated by the Borrower. Loan period shall be from the date of this agreement till December 31, 2006 ("Maturation date"). The Borrower may apply for an extension by submit a written notification to the Lender 30 days prior to the Maturation date. The Lender promise to grant borrow the first right of refusal should the Borrower applies for an extension. If the Borrower didn't apply for extension, on the Maturation date, the Borrower shall remit full amount of this loan to a bank account designated by the Lender. There will be no penalty if the Borrower chooses to remit part or full capital of the loan prior to maturation.

2. Except as here specifically modified and amended, all other terms and conditions of the Agreement are hereby confirmed.

     WITNESS WHEREOF, the parties have executed this Agreement as of the date and year written below.

                               American Metal Technology Group
                               By: S/S Richard Lui
                               Title: Chairman
                               Dated: May 01, 2005

                               Beijing Sande Technology (Holding) Co., Ltd.
                               By: S/S Gao Chen
                               Title: Chairman
                               Dated: May 01, 2005